Exhibit 99.1

Contacts:	Michele Greco 312.595.9123
Mitchell Steiner, MD, 901-581-5872

THE FEMALE HEALTH COMPANY ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF

SHAREHOLDERS TO SEPTEMBER 22, 2016

—Three Proposals Have Received Required Majority Vote,

Three Other Proposals Close to Receiving Required Super Majority Vote—

Chicago — September 20, 2016 – The Female Health Company (FHC) (NASDAQ-CM: FHCO) today announced that the Special Meeting of Shareholders scheduled for today to vote on six proposals related to the proposed merger with Aspen Park Pharmaceuticals, Inc. (APP) has been adjourned to Thursday, September 22, 2016 at 10 a.m. Central Time at 150 North Michigan Avenue, Suite 310, Chicago, Illinois, 60601.

A majority of the outstanding shares have voted FOR all six of the proposals. However, a super majority (66 2/3 percent) is required for three of the proposals and the votes to date in favor of these three proposals do not constitute a super majority. To date more than 60 percent of the outstanding shares have voted in favor of each of the three proposals that require super majority vote. The other three proposals have received the required majority of the votes cast including a vote on adjourning the meeting to solicit additional proxies for any proposal that did not receive the requisite vote. The proposal on adjourning was approved at the meeting and no longer needs to be considered by FHC shareholders.

“We adjourned the Special Meeting of Shareholders in order to provide additional time for our shareholders to vote,” said O.B. Parrish, Chairman and Chief Executive Officer of FHC. “No changes will be made to the remaining proposals to be voted on by shareholders at the reconvened special meeting. The Board performed a thorough review of strategic alternatives and believes the merger is a remarkable opportunity to transform FHC into a more profitable and rapidly growing entity.”

“Based on voting to date there is clearly great support for the proposed merger,” said Mitchell Steiner, Chief Executive Officer of APP and Chief Executive Officer of the combined company upon completion of the merger. “We are absolutely dedicated to making this merger happen and will continue our efforts to urge all shareholders, especially those that have not yet voted, to vote FOR the remaining proposals.”

The FHC Board of Directors continues to recommend that shareholders vote “FOR” the proposals.

During the adjournment, shareholders of record on July 28, 2016 are entitled to and are being requested to vote. FHC’s proxy statement and any other materials filed by FHC with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov or FHC’s website at www.femalehealth.com/investors/merger-documents.

Shareholders are reminded that their vote is important and are encouraged to vote at their earliest convenience. Shareholders who have already voted do not need to recast their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so using the instructions provided in the definitive proxy statement.

The failure to return the proxy, or vote at the special meeting in person, will have the same effect as a vote “against” the three proposals requiring a supermajority vote. FHC shareholders seeking copies of the definitive proxy statement or with questions about the special meeting may contact FHC’s proxy solicitation firm, D.F. King, Inc., at toll-free (866) 751-6309, or at 48 Wall Street, 22nd Floor, New York, New York 10005.

To vote, you will need the control number which appears on your proxy card. If you have not received the proxy materials and voting instructions, either electronically or in the mail, contact your broker, if you have one, or Michele Greco at The Female Health Company, 312-213-9859, mgreco@femalehealthcompany.com.

Below are two convenient ways to vote. FHC highly recommends shareholders vote electronically or by phone. Please have your control number ready while voting. The control number is located on your proxy card.

1.	Through the Internet, by visiting a website established for that purpose at www.proxyvote.com and following the instructions; or

2.	By calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions.

About The Female Health Company

The Female Health Company, based in Chicago, Illinois, manufactures and markets the FC2 Female Condom® (FC2). Since the Company began distributing FC2 in 2007, the product has been shipped to 144 countries. The Company owns certain worldwide rights to the FC2 Female Condom®, including patents that have been issued in a number of countries around the world. The patents cover key aspects of the FC2 manufacturing process and design. The FC2 Female Condom® is the only currently available female-controlled product approved by FDA that offers dual protection against sexually transmitted infections, including HIV/AIDS, the Zika virus and unintended pregnancy. The World Health Organization (WHO) has cleared FC2 for purchase by U.N. agencies.

About Aspen Park Pharmaceuticals

Aspen Park Pharmaceuticals, Inc. is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. For women, product candidates are for advanced breast and ovarian cancers and for female sexual health. Aspen Park Pharmaceuticals is planning to launch in the United States the PREBOOST™ OTC product for treating premature ejaculation in Q4 of fiscal 2016. Aspen Park Pharmaceuticals has offices in New York City, New York. For more information on PREBOOST™ OTC product visit www.preboost.com or for more information on APP visit www.aspenparkpharma.com.

Additional Information about the Proposed Transaction and Where You Can Find It

FHC filed a definitive proxy statement with the SEC relating to a solicitation of proxies from its shareholders in connection with a special meeting of shareholders of FHC to be held for the purpose of voting on matters relating to the proposed transaction. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, FHC SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by FHC with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders of FHC may obtain free copies of the documents filed with the SEC by contacting FHC’s Chief Financial Officer at (312) 595-9123, or by writing to Chief Financial Officer, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois 60654.

For more information about the Female Health Company visit the Company’s website at http://www.femalehealth.com and http://www.femalecondom.org. If you would like to be added to the Company’s e-mail alert list, please send an e-mail to FHCInvestor@femalehealthcompany.com.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding the proposed merger transaction between FHC and APP and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure approval by a two-thirds vote of FHC’s shareholders; risks that the proposed transaction could disrupt current plans and operations; costs, fees and expenses related to the proposed transaction; risks related to the development of APP’s product portfolio, including regulatory approvals and time and cost to bring to market; risks relating to the ability of the combined company to obtain sufficient financing on acceptable terms when needed to fund development and company operations; the risk that, even if it is completed, we may not realize the expected benefits from the transaction; and other risks described in FHC’s filings with the SEC, including our Annual Report on Form 10-K for the year ended September 30, 2015 and our Quarterly Reports on Form 10 Q for the quarters ended December 31, 2015, March 31, 2016 and June 30, 2016. These documents are available on the “SEC Filings” section of our website at www.femalehealth.com/investors. All forward-looking statements are based on information available to us as of the date hereof, and FHC does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.